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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 8, 2003
                Date of Report (Date of earliest event reported)


                             ______________________


                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                0-23248                   36-3918470
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation)                         File Number)          Identification No.)


             2201 Landmeier Road, Elk Grove Village, Illinois 60007
             (Address of principal executive offices)    (Zip Code)


                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                             ______________________

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.   Description of Exhibit
     -----------   ----------------------

        99.1 Press Release issued by SigmaTron International, Inc., dated September 8, 2003.


Item 12. Results of Operations and Financial Condition.

On September 8, 2003, SigmaTron International, Inc. issued a press release announcing its financial results for the quarter ended July 31, 2003. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SIGMATRON INTERNATIONAL, INC.



Date:  September 8, 2003        By:_/s/_Gary_R._Fairhead________________________
                                    Name:  Gary R. Fairhead
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

   99.1           Press Release of the Company, dated September 8, 2003